UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 2, 2011

Vail Resorts, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 404-1800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, on December 2, 2011, at the 2011 Annual Meeting of Stockholders of Vail Resorts, Inc. (the “Company”), the Company’s stockholders approved, upon recommendation of the Company’s Board of Directors (the “Board”), an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to provide that directors shall be elected in the manner provided in the Bylaws of the Company, thereby allowing the Company’s Board to adopt plurality voting in contested director elections (while retaining majority voting in uncontested elections).  The amendment became effective upon the Company filing a Certificate of Amendment (the “Certificate of Amendment”) with the Office of the Secretary of State of the State of Delaware on December 7, 2011.

On December 7, 2011, effective upon the filing of the Certificate of Amendment with the Office of the Secretary of State of the State of Delaware, the Board amended Section 12 of the Company’s Bylaws to implement plurality voting in contested director elections (while retaining majority voting in uncontested director elections).

The foregoing descriptions of the amendments to the Certificate and the Bylaws are qualified in their entirety by reference to the Certificate of Amendment and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 2, 2011, the Company held its 2011 Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered:  (1) the election of the eight director nominees named in the proxy statement; (2) an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that directors shall be elected in the manner provided in the Bylaws of the Company; (3) the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending July 31, 2012; (4) an advisory resolution to approve the compensation of the Company’s named executive officers; and (5) on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.  The Company’s stockholders voted as follows on these matters:

1.               The Company’s stockholders elected the eight director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Roland A. Hernandez	30,011,850	4,106,343	3,961	884,070
Thomas D. Hyde	34,103,398	17,795	961	884,070
Jeffrey W. Jones	33,282,111	838,634	1,409	884,070
Robert A. Katz	33,869,146	251,273	1,735	884,070
Richard D. Kincaid	34,107,192	14,081	881	884,070
John T. Redmond	34,106,028	15,115	1,011	884,070
Hilary A. Schneider	34,108,480	12,756	918	884,070
John F. Sorte	34,026,427	94,856	871	884,070

2.               The Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that directors shall be elected in the manner provided in the Bylaws of the Company with the following votes:

FOR	AGAINST	ABSTAIN
34,973,725	25,847	6,652

3.               The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012 with the following votes:

FOR	AGAINST	ABSTAIN
34,811,819	192,395	2,010

4.               The Company’s stockholders approved the advisory resolution to approve the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
34,076,049	42,132	3,973	884,070

5.               The Company’s stockholders voted on an advisory basis to hold future advisory votes on the compensation of the Company’s named executive officers as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTES
31,274,810	1,263,536	1,581,558	2,250	884,070

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation on an annual basis until the next vote on frequency, which is required at least once every six years.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL RESORTS, INC.

Date: December 8, 2011	By:	/s/ Fiona E. Arnold
Fiona E. Arnold
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Vail Resorts, Inc., dated December 7, 2011.

3.2	Amended and Restated Bylaws of Vail Resorts, Inc., dated December 7, 2011.